SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                 March 11, 2003

                                  VENTAS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



   Delaware                          1-10989                     61-1055020
 ------------                      -----------                 ------------
(State or other                  (Commission File               (IRS Employer
jurisdiction of                      Number)                 Identification No.)
incorporation)


      4360 Brownsboro Road, Suite 115, Louisville, Kentucky     40207-1642
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             (Address of principal executive offices)           (Zip Code)

                                 (502) 357-9000
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              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1     Press Release dated March 11, 2003

Item 9. Regulation FD Disclosure
        ------------------------

     On March 11, 2003, Ventas, Inc. (the "Company") announced that its Chairman, President and Chief Executive Officer Debra A. Cafaro and its Chief Investment Officer Raymond J. Lewis will make a presentation regarding the Company at the Salomon Smith Barney 2003 REIT CEO Conference on Monday, March 17, 2003 at 2:15 p.m. Eastern Time. Those wishing to access the presentation may dial in to the conference at 630.395.0029. The passcode is REIT 1. The presentation will be available for replay from March 20 until April 20. The replay telephone number is 420.220.0737.

     The Company also announced its Chief Financial Officer Richard A. Schweinhart and its Chief Investment Officer Raymond J. Lewis will make a presentation regarding the Company at the Banc of America Securities 2003 Healthcare Conference on Wednesday, March 26, 2003 at 1:55 p.m. Eastern Time. The presentation will be audio web cast and can be accessed at the Company's website at www.ventasreit.com. The accompanying slides will also be made available on the Company's website at the time of the presentation. The web cast and slides will be archived at www.ventasreit.com for 30 days after the event.

     A copy of the press release issued by the Company on March 11, 2003 is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 9 by reference.

     The information of this Item 9 to this Current Report on Form 8-K, including the exhibit, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

                           FORWARD-LOOKING STATEMENTS

     This Current Report on Form 8-K includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of


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the Exchange Act. All statements regarding the Company's and its subsidiaries'
expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected costs, capital expenditures, competitive positions, growth opportunities, expected lease income, continued qualification as a real estate investment trust ("REIT"), plans and objectives of management for future operations and statements that include words such as "anticipate," "if," "believe," "plan," "estimate," "expect," "intend," "may," "could," "should," "will" and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and security holders must recognize that actual results may differ from the Company's expectations. The Company does not undertake a duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the ability and willingness of Kindred Healthcare, Inc. ("Kindred") and certain of its affiliates to continue to meet and/or perform their obligations under their contractual arrangements with the Company and the Company's subsidiaries, including without limitation the lease agreements and various agreements entered into by the Company and Kindred at the time of the Company's spin-off of Kindred on May 1, 1998 (the "1998 Spin Off"), as such agreements may have been amended and restated in connection with Kindred's emergence from bankruptcy on April 20, 2001, (b) the ability and willingness of Kindred to continue to meet and/or perform its obligation to indemnify and defend the Company for all litigation and other claims relating to the healthcare operations and other assets and liabilities transferred to Kindred in the 1998 Spin Off, (c) the ability of Kindred and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future healthcare reform and regulation, including cost containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company,
(h) a downgrade in the rating of Ventas Realty, Limited Partnership's outstanding debt securities by one or more rating agencies which could have the effect of, among other things, an increase in the cost of borrowing for the Company, (i) the ability of the Company's operators to deliver high quality care and to attract patients, (j) the results of litigation affecting the Company,
(k) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (l) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due, (m) the movement of interest rates and the resulting impact on the value of the Company's interest rate swap agreements and the Company's net worth, (n) the ability and willingness of the Company to maintain its qualification as a REIT due to economic, market, legal, tax or other considerations, including without limitation, the risk that the Company may fail to qualify as a REIT due to its ownership of common stock in Kindred, (o) the outcome of the audit being conducted by the Internal Revenue Service for the Company's tax years ended December 31, 1997 and 1998, (p) final determination of the Company's taxable net income for the


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years ending December 31, 2002 and December 31, 2003, (q) the ability and willingness of the Company's tenants to renew their leases with the Company upon expiration of the leases and the Company's ability to relet its properties on the same or better terms in the event such leases expire and are not renewed by the existing tenants, (r) the impact on the liquidity, financial condition and results of operations of Kindred and the Company's other operators resulting from increased operating costs and uninsured liabilities for professional liability claims, particularly in the state of Florida, and the ability of Kindred and the Company's other operators to accurately estimate the magnitude of such liabilities, and (s) the value of the Company's common stock in Kindred and the limitations on the ability of the Company to sell, transfer or otherwise dispose of its common stock in Kindred arising out of the securities laws and the registration rights agreement the Company entered into with Kindred and certain of the holders of common stock in Kindred. Many of such factors are beyond the control of the Company and its management.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.
                                        (Registrant)
Date: March 12, 2003

                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel

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                                  EXHIBIT INDEX

         Exhibit           Description
         -------           -----------

         99.1              Press Release dated March 11, 2003